                                                                 Exhibit 10.16


                                      OFFER

                                       BY

                     INTERIM SERVICES AUSTRALIA PTY LIMITED
                                (ACN 084 748 827)
                                   ("INTERIM")

                     TO ACQUIRE ALL OF YOUR ORDINARY SHARES

                                       IN

                          COMPUTER POWER GROUP LIMITED
                                (ACN 002 956 087)
                               ("COMPUTER POWER")

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1.   INTERIM'S OFFER
--------------------------------------------------------------------------------

1.1 Interim offers to acquire all of Your Shares on the terms and conditions of this Offer.

1.2 If you accept this Offer, Interim will be entitled to receive all Rights attaching to Your Shares.

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2.   CONSIDERATION
--------------------------------------------------------------------------------

The consideration Interim offers you is $5.75 cash for each of Your Shares.

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3.   OFFER PERIOD
--------------------------------------------------------------------------------

Unless withdrawn in accordance with the Law, this Offer will remain open for acceptance for a period commencing on the date of this Offer and ending at 5 pm (Sydney time) on 8 December 1998 subject to Interim's right to extend such period in accordance with section 656 of the Law.

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4.   WHO MAY ACCEPT
--------------------------------------------------------------------------------

4.1 This Offer is made to you as the holder of Computer Power Shares which are registered or entitled to be registered in your name in the register of members of Computer Power on the date this Offer is sent or at any time prior to the end of the Offer Period. If at any time during the Offer Period, another person is, or is entitled to be, registered as a holder of some or all of Your Shares ("the Transferred Shares"), then in accordance with section 649 of the Law:

     (a) an offer corresponding to this Offer is deemed to have been made to that person in respect of the Transferred Shares of which that person is, or is entitled to be, so registered as a holder;

     (b) an offer corresponding to this Offer is deemed to have been made to you in respect of the remainder (if any) of the Computer Power Shares other than the Transferred Shares registered in your name on the date this Offer is sent, or at any time prior to the end of the Offer Period; and

     (c)  this original Offer is deemed to have been withdrawn.

4.2  If:

     (a) at any time during the Offer Period and prior to acceptance of this Offer, Your Shares consist of two or more Distinct Portions (for example, if you hold Your Shares as trustee for 2 or more persons); and

     (b)  you give to Interim a notice which:

          (i) if it relates to Your Shares in a CHESS Holding, is in an electronic form approved by the SCH Business Rules; or

          (ii) if it relates to Your Shares which are certificated or uncertificated but not in a CHESS Holding, is in writing,

          stating that Your Shares consist of Distinct Portions and specifying the number of Your Shares in each Distinct Portion for which you wish to accept this Offer (which number, in respect of each Distinct Portion, must comply with clause 5.1), this Offer will be deemed to consist of separate Offers made to you in relation to the respective Distinct Portions of Your Shares.

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5.   HOW TO ACCEPT
--------------------------------------------------------------------------------

5.1 Subject to clause 4, this Offer may only be accepted in respect of all (but not some only) of Your Shares.

5.2 You may accept this Offer in respect of Your Shares at any time during the Offer Period.

5.3 To accept this Offer in respect of Your Shares which are certificated or are uncertificated but not in a CHESS Holding, you should complete and sign the Acceptance Form in accordance with the instructions on it and then post the Acceptance Form to:

     Corporate Registry Services
     GPO Box 7045
     Sydney  NSW  1115
     or hand deliver the Acceptance Form to:

     Corporate Registry Services
     Level 3, 60 Carrington Street
     Sydney  NSW

     so that it is received before the expiry of the Offer Period.

5.4 To accept this Offer in respect of Your Shares which are uncertificated and which are in a CHESS Holding you must do so in accordance with the SCH Business Rules and, specifically:

     (a) if you are a Broker or Non-Broker Participant, you should initiate acceptance of this Offer in accordance with the SCH Business Rules before the expiry of the Offer Period; or

     (b) otherwise, you should instruct your Controlling Participant (this will normally be the stockbroker who purchased your Computer Power Shares for you) to initiate acceptance of this Offer in accordance with the SCH Business Rules before the expiry of the Offer Period.

5.5 When accepting this Offer for Your Shares which are certificated, you must also provide all certificates relating to Your Shares, or fulfil all the requirements of Interim and Computer Power if you are unable to provide the certificates, to enable the registration of Interim as a bona fide purchaser of Your Shares for value and without notice of any defect in your title to Your Shares.

5.6 Subject to clause 5.4, acceptance of the Offer will not be complete until the completed Acceptance Form has been received at the address set out in clause 5.3 and the requirements of clauses 5.3 and 5.5 have been complied with. However:

     (a) Interim may in its sole discretion treat the receipt by it of the Acceptance Form without some or all of the relevant certificate(s) for Your Shares which are certificated or other documents as a valid acceptance; and

     (b) where the requirements of clauses 5.3 and 5.5 have been complied with in respect of some but not all of Your Shares, Interim may in its sole discretion deem your acceptance of this Offer complete in respect of those Computer Power Shares for which the requirements have been complied with but not in respect of the remainder.

--------------------------------------------------------------------------------
6.       EFFECT OF ACCEPTANCE
--------------------------------------------------------------------------------

6.1 By initiating acceptance of this Offer in respect of Your Shares through CHESS or signing and returning an Acceptance Form to Interim in accordance with clause 5 above, you will be deemed to have:

     (a) accepted this Offer irrevocably in accordance with its terms in respect of all Your Shares;

     (b) subject to this Offer being declared free of the conditions set out in clause 7 below or such conditions being fulfilled, transferred Your Shares to Interim for the consideration in this Offer;

     (c)  represented and warranted to and agreed with Interim that:

           (i) on the date of registration of the transfer of Your Shares to Interim, Your Shares will be free from all mortgages, charges, liens and other encumbrances (whether legal or equitable) of any kind;

          (ii) on the date of registration of the transfer of Your Shares to Interim, Your Shares will be fully paid up;

         (iii) you have full right, power and authority to sell and transfer all of Your Shares to Interim in accordance with the terms and conditions of this Offer;

          (iv) Interim will be entitled to receive all dividends, distributions and other Rights accruing to Your Shares at the time of and following the Statement Lodgment Date;

           (v) if for any reason Interim does not receive any dividends, distributions or other Rights to which it is entitled under paragraph (iv) above, Interim will be entitled to reduce the amount of cash consideration to which you would otherwise be entitled in accordance with this Offer by the amount or value of such dividends, distributions or other Rights; and

          (vi) if for any reason, Interim does not receive any certificate(s) for Your Shares or other documents in relation to Your Shares (except for any of Your Shares which are held in uncertificated form) then you must promptly deliver to Interim the relevant certificate(s) and/or other documents, or acceptable evidence of loss or destruction and an acceptable indemnity in relation to those certificates and/or other documents;

     (d) authorised Interim (by its officers, servants or agents) to complete on the Acceptance Form correct details of Your Shares, fill in any blanks remaining on the Acceptance Form and rectify any error in or omission from the Acceptance Form;

     (e) if you signed the Acceptance Form in respect of Your Shares which are uncertificated and which are in a CHESS Holding, authorised Interim (or any of its officers, servants or agents) to instruct your Controlling Participant to initiate acceptance of the Offer in respect of those Computer Power Shares in accordance with the SCH Business Rules and take all other steps necessary under the SCH Business Rules to accept the Offer in respect of Your Shares;

     (f) with effect after the contract resulting from the acceptance of this Offer is or becomes unconditional, irrevocably appointed Interim and each director of Interim from time to time, as your attorney for you and on your behalf to:

          (i) requisition and/or convene (or join in requisitioning and/or convening) general meetings of Computer Power in accordance with the Constitution of Computer Power or the Law;

          (ii)  consent to any such meetings being held on short notice;

          (iii) attend and vote in respect of Your Shares at any and all general meetings of Computer Power;

          (iv) request Computer Power, prior to registering the transfer of Your Shares, to transmit Your Shares to such registers maintained by or on behalf of Computer Power as Interim may specify; and

          (v) execute all forms, notices, instruments (including an instrument appointing a director of Interim as a proxy in respect of any or all of Your Shares and any application to Computer Power for a replacement certificate in respect of any certificate which has been lost or destroyed) and resolutions relating to Your Shares and generally to exercise all powers and rights which you may have as the holder of those shares, and to have agreed that in exercising the powers conferred by that power of attorney any such director will be entitled to act in the interests of Interim as the beneficial owner and intended registered holder of Your Shares; and

     (g) irrevocably authorised and directed Computer Power to pay to Interim or to account to Interim for all dividends, distributions and other Rights in respect of Your Shares, subject however to any such dividends, distributions or other Rights received by Interim being accounted for by Interim to you in the event that this Offer is withdrawn or the contract formed by your acceptance of this Offer is rendered void pursuant to clause 7.

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7.   CONDITIONS OF THIS OFFER
--------------------------------------------------------------------------------

7.1 Subject to clause 7.3, this Offer and any contract that results from the acceptance of this Offer are each conditional upon:

     (a) Interim being entitled at the end of the Offer Period to not less than 90% of the Computer Power Shares on issue at that time;

     (b) the Treasurer of the Commonwealth of Australia ("Treasurer") consenting unconditionally to or stating prior to the end of the Offer Period that he has no objection under the Commonwealth Government's foreign investment policy to the purchase by Interim of all Computer Power Shares in accordance with the Offers or the Treasurer ceases to be entitled to make an order under the Foreign Acquisitions and Takeovers Act 1975 in respect of that purchase;

     (c) Computer Power receiving, by the end of the Offer Period, a deed substantially in the form of the Cancellation and Termination Deed contained in the Annexure in respect of every Option which is still on issue at the end of the Offer Period, duly executed by the holder of the relevant Option, and neither Computer Power nor the relevant Option holder terminating, waiving or varying any such executed deed;

     (d) none of the following occurrences happening during the period commencing on the Statement Lodgment Date and ending on the expiry of the Offer Period:

          (i) Computer Power converting all or any of its shares into a larger or smaller number of shares;

          (ii) Computer Power or a subsidiary of Computer Power resolving to reduce its share capital in any way;

          (iii)  Computer Power or a subsidiary of Computer Power:

                (A)  entering into a buy-back agreement; or

                (B) resolving to approve the terms of a buy-back agreement under sections 257C or 257D of the Law;

          (iv) Computer Power or a subsidiary of Computer Power making an allotment (other than an allotment which occurs as a result of the exercise of Options) of, or granting an option to subscribe for, any of its shares (of any class), or agreeing to make such an allotment or grant such an option;

          (v) Computer Power or a subsidiary of Computer Power issuing, or agreeing to issue, convertible notes;

          (vi) Computer Power or a subsidiary of Computer Power disposing, or agreeing to dispose, of the whole, or a substantial part, of its business or property;

          (vii) Computer Power or a subsidiary of Computer Power charging, or agreeing to charge, the whole, or a substantial part, of its business or property;

          (viii) Computer Power or a subsidiary of Computer Power resolving that it be wound up;

          (ix) the appointment of a provisional liquidator of Computer Power or of a subsidiary of Computer Power;

          (x) the making of an order by a court for the winding up of Computer Power or of a subsidiary of Computer Power;

          (xi) an administrator of Computer Power, or of a subsidiary of Computer Power, being appointed under section 436A, 436B or 436C of the Law;

          (xii) Computer Power or a subsidiary of Computer Power executing a deed of company arrangement; or

          (xiii) the appointment of a receiver, or a receiver and manager, in relation to the whole, or a substantial part, of the property of Computer Power or of a subsidiary of Computer Power; and

     (e) during the period commencing on 2 October 1998 and ending on the expiry of the Offer Period no material adverse change occurs to the structure, business, financial or trading position or condition, assets or liabilities, prospects or profitability of Computer Power and its subsidiaries, taken as a whole.

7.2 Subject to the Law, the conditions in clause 7.1 (other than the condition in clause 7.1(b)) are conditions subsequent and a breach or non-fulfilment of any condition set out in clause 7.1 will not prevent a contract arising from acceptance of this Offer. Those conditions will not merge on completion of any contract arising from acceptance of this Offer and may only be relied upon by Interim. The condition in clause 7.1(b) is a condition precedent, and any contract arising from acceptance of this Offer will not become binding unless and until that condition is fulfilled.

7.3 It is a term of this Offer that Interim, subject to and in accordance with the Law, may declare this Offer and all other Offers made under the Takeover Scheme and all contracts formed by acceptance of such Offers, to be free from the conditions (or any one or more of them or any part of any of them) set out in clause 7.1. Any declaration made under this clause 7.3 must be made by Interim not less than 7 days before the end of the Offer Period, and a notice in that respect must be published in accordance with the requirements of section 663 of the Law.

7.4 If at the time immediately after the end of the Offer Period in respect of any condition in clause 7.1:

     (a) Interim has not declared this Offer and all other Offers made by Interim under the Takeover Scheme to be free from that condition;

     (b) the Offers have not become free of that condition by virtue of the operation of subsection 664(2) of the Law; or

     (c)  that condition has not been fulfilled;

     all contracts resulting from the acceptance of Offers and all Offers that have been accepted and from whose acceptance binding contracts have not yet resulted, are void. In that event Interim will, if you have accepted this Offer, return any Acceptance Form and other documents forwarded by you, to your address as shown in the Acceptance Form.

7.5 Interim agrees to take all reasonable steps to ensure the consent or statement of no objection by the Treasurer referred to in clause 7.1(b) is given.

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8.   PAYMENT
--------------------------------------------------------------------------------

If you validly accept (or are treated by Interim pursuant to clause 5.6 as having validly accepted) this Offer and:

(a)  all of the conditions set out in clause 7.1 have been fulfilled; or

(b) Interim has declared the Offers constituting the Takeover Scheme to be free from those conditions to the extent that they have not been fulfilled,

Interim will pay the consideration payable to you by cheque in Australian dollars sent to you at your risk by pre-paid ordinary mail (or, in the case of overseas shareholders, by pre-paid airmail) to your address shown on the Acceptance Form within 30 days after the Offer is accepted by you or the Offer or the contract resulting from acceptance of the Offer becomes unconditional, whichever is the later, but in any event not later than 21 days after the end of the Offer Period.

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9. WITHDRAWAL OF OFFER
--------------------------------------------------------------------------------

Subject to compliance with section 653 of the Law and any conditions imposed pursuant to that section, Interim may withdraw this Offer.

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10. VARIATION OF THE OFFER
--------------------------------------------------------------------------------

Interim may at any time, and from time to time, vary this Offer in accordance with sections 654 to 661 of the Law.

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11.  ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

11.1 According to information provided by Computer Power, the total number of ordinary shares in Computer Power on issue at the date of this Offer is 33,755,531. A further 1,871,343 ordinary shares may be issued if all of the Options are exercised.

11.2 Immediately before this Offer was sent, Interim was entitled to 1,840,447 (approximately 5.45%) Computer Power Shares. Interim is not entitled to any Options.

11.3 All stamp duty payable on transfers of Computer Power Shares in respect of which Offers are accepted will be paid by Interim.

11.4 This Offer is accompanied by a copy of the Part A Statement.

11.5 The date of publication of the notice referred to in section 663(4) of the Law is 30 November 1998, subject to variation in accordance with section 663(5) of the Law if the Offer Period is extended.

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12.  NOTICES
--------------------------------------------------------------------------------

12.1 Any notice, nomination or other communication to be given by Interim to you under this Offer will be deemed to be duly given if it is in writing and is signed or purports to be signed (whether in manuscript, printed or reproduced in any form) on behalf of Interim by any of its directors, secretaries or duly appointed agents and is delivered to or sent by post in a pre-paid envelope to your address as recorded on the register of members of Computer Power.

12.2 Any notice or other communication given by you to Interim in connection with this Offer will be deemed to be duly given if it is in writing and is sent by post to Interim at the following address:

             C/- Corporate Registry Services
             Level 3, 60 Carrington Street
             Sydney  NSW  1115

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13.      INTERPRETATION
--------------------------------------------------------------------------------

13.1 In this Offer:

     "ACCEPTANCE FORM" means the form of acceptance and transfer enclosed with this Offer;

     "ASX" means Australian Stock Exchange Limited;

     "CHESS" means the Clearing House Electronic Subregister System operated by SCH;

     "CHESS HOLDING" means a holding of Computer Power Shares on the CHESS subregister of Computer Power;

     "COMMISSION" means the Australian Securities and Investments Commission;

     "COMPUTER POWER" means Computer Power Group Limited ACN 002 956 087 of 1st Floor, 493 St Kilda Road, Melbourne, Victoria;

     "COMPUTER POWER SHARES" means the ordinary shares in Computer Power on issue at the date the Offers are sent, as well as any ordinary shares in Computer Power which are issued during the Offer Period on the exercise of Options;

     "CONTROLLING PARTICIPANT" means the Broker or Non-Broker Participant designated as the controlling participant for Computer Power Shares in accordance with the SCH Business Rules;

     "DISTINCT PORTIONS" has the meaning given to that phrase in the Law in respect of Computer Power Shares;

     "INTERIM" means Interim Services Australia Pty Limited ACN 084 748 827 of Level 26, 50 Bridge Street, Sydney, New South Wales;

     "LAW" means the Corporations Law;

     "OFFER" means the offer contained in this document (or if the context so requires, this document itself) and "Offers" means all like offers sent to holders of Computer Power Shares (or persons entitled to receive such Offers);

     "OFFER PERIOD" means the period, referred to in clause 3, during which this Offer remains open for acceptance;

     "OPTIONS" means the options to subscribe for unissued shares in Computer Power which are described in section 8 of the Part A Statement;

     "PART A STATEMENT" means the Part A Statement registered in relation to the Takeover Scheme (a copy of which accompanies this Offer);

     "RIGHTS" means all accretions and rights accrued or accruing directly or indirectly to the Computer Power Shares at the time of and following the Statement Lodgment Date including, without limitation, all rights to receive dividends and to receive, convert to or subscribe for Computer Power Shares (whether under a dividend reinvestment plan, option or otherwise), notes, options or other marketable securities, whether declared paid or issued by Computer Power or otherwise;

     "SCH" means the Securities Clearing House approved under the Law;

     "SCH BUSINESS RULES" means the business rules of SCH from time to time;

     "STATEMENT LODGMENT DATE" means the date upon which the Part A Statement is lodged for registration with the Commission;

     "TAKEOVER SCHEME" means the takeover scheme constituted by the Offers for Computer Power Shares;

     "YOUR SHARES" means, subject to clause 4, the fully paid Computer Power Shares in respect of which you are registered or entitled to be registered as holder in the register of members of Computer Power; and

     unless the context otherwise requires, other words and phrases used in this Offer have the same meaning as attributed to them by the Law or the SCH Business Rules, as the case may be.

13.2 Headings are for ease of reference only and do not affect the interpretation of this Offer.

13.3 References to clauses are references to clauses in this Offer.

13.4 The singular includes the plural and the plural includes the singular. A reference to a person includes a reference to a corporation.

13.5 Unless otherwise indicated, a reference to "dollars" or "$" means the lawful currency of the Commonwealth of Australia.

13.6 References to any law are references to that law as amended, consolidated, supplemented or replaced from time to time.

13.7 References to time are references to Sydney time.


DATED:  8 November 1998


SIGNED for and on behalf of                       )
INTERIM SERVICES AUSTRALIA PTY                    )
LIMITED                                           )
by its duly authorised representative             )
                                                  )

                                         /s/ GEOFFREY  E. MCINTYRE
                                  ------------------------------------------
                                  Signature of Geoffrey E McIntyre, Director

                                    ANNEXURE

                    FORM OF CANCELLATION AND TERMINATION DEED

                                 (clause 7.1(c))

                        CANCELLATION AND TERMINATION DEED



                           DATE:








                           COMPUTER POWER GROUP LIMITED

                           ("Computer Power")




                           [           ]

                  ("Optionholder")

DEED made at                            on                         1998

BETWEEN COMPUTER POWER GROUP LIMITED, ACN 003 956 087 of 493 St Kilda Road, Melbourne, Victoria ("COMPUTER POWER")

AND  [                  ], [                  ] ("OPTIONHOLDER")

RECITALS

A.   The Optionholder holds the Options.

B. The parties have agreed to cancel and terminate the Options on the terms and conditions set out in this Deed.

THIS DEED PROVIDES

1.   DEFINITIONS

     In this Deed:


     "BIDDER" means [            ].

     "EFFECTIVE DATE" means the date on which Bidder gives notice to dissenting holders of the compulsory acquisition of Shares pursuant to section 701(2) of the Corporations Law to acquire any Shares held by them following the close of the offer period under the Takeover Scheme.

     "ENCUMBRANCE" includes any mortgage, charge, encumbrance or security interest.

     "EXERCISE PRICE" means, in respect of an Option, the exercise price set out beside that Option in the Schedule.

     "OFFER PRICE" means the highest cash sum paid by the Bidder to acquire Shares under the Takeover Scheme.

     "OPTIONS" means the Options for Optionholder to subscribe for one Share for each such Option described in the Schedule.

     "SHARES" means ordinary shares in Computer Power.

     "TAKEOVER SCHEME" means the takeover scheme by Bidder in respect of the Shares made pursuant to Part 6.3 of the Corporations Law in accordance with
     the Bidder's Part A Statement dated [         ] 1998 which was served on
     Computer Power on [               ] 1998.

2.   CANCELLATION AND TERMINATION OF OPTIONS


     Subject to clause 6, on and from the Effective Date:

     (a) the Options are irrevocably and unconditionally cancelled and terminated; and

     (b) the Optionholder irrevocably and unconditionally waives and releases all rights it may have to the Options, including, without limitation all rights to subscribe for Shares pursuant to the exercise of any one or more of the Options.

3.   PAYMENT

     Subject to clause 6, Computer Power shall pay to the Optionholder within 7 days of the Effective Date an amount equal to the sum of the difference between the Offer Price and the Exercise Price in respect of each Option held by the Optionholder on the Effective Date.

4.   NO EXERCISE OF OPTIONS

     The parties agree that the Optionholder shall not be entitled to exercise the Options or purport to transfer the Options or to create any Encumbrance over the Options prior to the earlier of the date this Deed is terminated under clause 6.

5.   WARRANTIES

     The Optionholder warrants and represents to Computer Power both on the date of this Deed and immediately prior to the Effective Date that:

     (a)  the Optionholder is the legal and beneficial owner of the Options; and

     (b)  the Options are not subject to any Encumbrance.

6.   TERMINATION

     The parties agree that if:

     (a) the Effective Date has not occurred on or before 31 December 1998 or such later date as the parties agree; or

     (b)  i)   a third party makes a public announcement of its intention to make a takeover bid in respect of the Shares at a price higher than the Offer Price at a time when the Takeover Scheme is subject to one or more defeating conditions (other than a defeating condition that no "prescribed occurrences" (as defined in section 603 of the Corporations Law) occurs to Computer Power prior to the close of the offer period in respect of the Takeover
               Scheme); and

          (ii) the Directors of Computer Power recommend that bid in the absence of a higher offer, then on and from that time this Deed shall be terminated and of no further force or effect.

7.   STAMP DUTY

     Computer Power agrees to pay any stamp duty payable upon this Deed.

8.   GOVERNING LAW

     This Deed shall be governed by and construed in accordance with the laws of the State of Victoria and the parties agree to submit to the jurisdiction to the Courts of that State.

9.   COUNTERPARTS

     This Deed may be executed in any number of counterparts all of which taken together will be deemed to constitute one and the same Deed.


                             SCHEDULE

                             OPTIONS


          NUMBER                 ISSUE DATE             EXERCISE PRICE







EXECUTED as a deed.

THE COMMON SEAL of                         )
COMPUTER  POWER  GROUP                     )
LIMITED was affixed by the authority of    )
the Board of Directors in the presence of: )





-------------------------------------           ---------------------------
(Signature of Secretary/Director)               (Signature of Director)

-------------------------------------           ---------------------------
(Name of Secretary/Director in Full)            (Name of Director in Full)





SIGNED SEALED AND DELIVERED                )
By                                         )    ---------------------------
[              ] in the presence of:       )    (Signature)

                              (Signature of Witness)
-----------------------------

-----------------------------
(Name of Witness in Full)